Exhibit 99.3

Innovative Therapies for Disorders of the Brain and Nervous System Corporate Presentation June 2021 Nasdaq: APTX

This presentation has been prepared by Aptinyx Inc. (“we,” ”us,” “our,” “Aptinyx,” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations, and financial conditions of Aptinyx, including, but not limited to, preclinical and clinical development of Aptinyx’s product candidates, the timing and reporting of results from preclinical and clinical studies, the timing and outcome of discussions with FDA and other regulatory agencies, expectations regarding Aptinyx's uses and sufficiency of capital, including the operational runway of its current cash balance, and the impact of the COVID-19 pandemic on Aptinyx’s business and ongoing and planned preclinical and clinical studies. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward‐looking statements. Although Aptinyx believes the expectations reflected in such forward‐looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Aptinyx’s forward‐looking statements due to numerous known and unknown risks and uncertainties. All forward‐looking statements speak only as of the date of this presentation and are qualified in their entirety by this cautionary statement. Aptinyx undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Forward-looking statements June 2021 2

PA S S I O N . LEARNING.ADVANCING. THIS IS HOW WE DEFINE PROGRESS TO IMPACT PATIENT LIVES 3 June 2021

4 June 2021 Multiple near-term catalysts with 4 Phase 2 readouts starting 1H 2022 4 June 2021

5 June 2021 Aptinyx compounds work through novel modulation of the NMDA receptor at a unique domain distinct from existing drugs. 5 June 2021 This approach can result in optimal modulation of the NMDA receptor, achieving therapeutic activity while providing a favorable safety and tolerability profile by avoiding overactivation or full inhibition. NMDA receptor modulation:

Our approach is multidimensional Enhancing synaptic plasticity to achieve therapeutic effects across disease areas CHRONIC PAIN COGNITION PSYCHIATRY 6 June 2021

7 June 2021 OUR MISSION is to discover and develop innovative therapies for challenging disorders of the brain and nervous system Breadth of activity and encouraging efficacy data across multiple CNS indications with high unmet medical need Differentiated safety profile observed across hundreds of healthy volunteers and patients Novel, proprietary discovery platform generating small molecules to uniquely modulate NMDA receptors

Encouraging activity observed to date across multiple high-value indications demonstrates potential for meaningful value creation

NYX-2925 in CHRONIC PAIN

- ☑ Clear, reproducible activity across preclinical pain models
- ☑ Favorable safety profile in humans
- ☑ EEG studies demonstrate NMDAr pathway engagement
- ☑ Neuroimaging biomarker effects observed in fibromyalgia
- ☑ Encouraging efficacy data on patient-reported measures in early Ph2 studies
- ☐ Large Phase 2b studies underway to validate early signals – data in 1H 2022

NYX-783 in PTSD

- ☑ Clear, reproducible activity across extinction learning and psychiatric preclinical models
- ☑ Favorable safety profile in humans
- ☑ Encouraging efficacy data on regulatory endpoints in Phase 2a study
- ☐ Phase 2b to validate efficacy signals - expected to initiate 4Q 2021

NYX-458 in COGNITIVE IMPAIRMENT

- ☑ Clear, reproducible activity in various rodent cognition models
- ☑ Reversal of cognitive deficits in non-human primate model of PD
- ☑ Favorable safety profile in humans
- ☐ Phase 2a exploratory study underway to establish safety and elucidate efficacy signals

8 | June 2021

APTINYX

INDICATION PRECLINICAL/ IND ENABLING PHASE 1 PHASE 2 PHASE 3 REGISTRATION/ COMMERCIAL CHRONIC PAIN PROGRAM NYX-2925 Fibromyalgia Painful Diabetic Peripheral Neuropathy (DPN) PSYCHIATRY PROGRAM NYX-783 Post-Traumatic Stress Disorder (PTSD) NEUROLOGY PROGRAM NYX-458 Cognitive Impairment in Parkinson’s Disease & Dementia with Lewy Bodies Advancing a pipeline of innovative CNS therapies Fast track designation by FDA Phase 2b Phase 2b Phase 2 Phase 2 Data readout expected 1H 2022 Data readout expected 1H 2022 Initiation of Phase 2b expected 4Q 2021 June 2021 Data readout expected 2H 2022 9

Experienced management team and a board of highly regarded healthcare investors and leaders



Norbert Riedel, PhD
Chief Executive Officer



Andy Kidd, MD
President & COO



Ashish Khanna
CFO & Chief Business Officer



Kathryn King, PhD
SVP – Clinical Development

BOARD OF DIRECTORS

Patrick Enright (Chairman)
Founder & Managing Director

Henry Gosebruch
EVP, Chief Strategy Officer, AbbVie

Terry Gould
Partner & Head of Venture & Growth Equity

Robert Hombach
Retired CFO, Baxter and Baxalta

Adam Koppel, MD, PhD
Managing Director

Joan W. Miller, MD
David Glendenning Cogan Professor & Chair of the Dept. of Ophthalmology, Harvard Medical School

Norbert Riedel, PhD
CEO, Aptinyx

Rachel Sherman, MD, MPH
Former FDA Principal Deputy Commissioner

10 | June 2021

June 2021 11 The NMDA receptor Essential for normal CNS function NMDA receptors are widely distributed at all stages of development and play a critical role in higher level brain functions, including For decades, researchers have attempted to discover and develop compounds that target NMDA receptors NMDA receptor Learning Memory Neuronal development Synaptic plasticity

June 2021 12 NMDA receptor modulation: A novel and differentiated approach to restoring normal balance in the CNS NMDA receptor modulation: A novel and differentiated approach to restoring normal balance in ON OFF ANTAGONIST OVERACTIVATION INHIBITION AGONIST DISSOCIATION PSYCHOTOMIMETIC ABUSE LIABILITY EXCITOTOXICITY SYNAPSE POSTSYNAPTIC NEURON CURRENT THERAPEUTIC APPROACHES APTINYX NOVEL MODULATION NORMAL BALANCE

Modulation of NMDAr with Aptinyx compounds triggers a neurobiological cascade and enhances synaptic plasticity—the foundation of neural cell communication

Rapid receptor engagement → **Long-lasting effects on neural plasticity processes**



Conformational/ Structural Changes
Increased NMDA & AMPA Receptor Expression
Ca++
Ca++
LTP / LTD
Enhanced Synaptic Plasticity
Learning
Cognition
Memory
Mood
Sleep
Molecules bind in novel, newly-characterized domain
Changes in Gene and Protein Expression
LTP = long-term potentiation
LTD = long-term depression
Aptinyx novel NMDAr modulator

- Conformational and structural changes of the NMDA receptors
- Facilitates calcium flux
- Causing changes in gene and protein expression
- Increased expression of NMDA & AMPA receptors at the surface
- Enhancing long-term potentiation (LTP) and synaptic plasticity, which are crucial learning and memory processes

13 | June 2021

APTINYX

NMDAr modulator discovery platform has produced > 1,000 unique compounds

- Molecules bind at a **novel, distinct, newly characterized binding domain**
- Molecules demonstrate **high oral bioavailability** and stability
- Molecules have **diverse** potency, activity, subtype selectivity, and pharmacology/biology profiles

Protected by issued composition of matter patents through 2034 and beyond

NMDA Receptor



GluN1
GluN2
Ifenprodil (2B)
Zn2+ (2A>>2B)
PYD-106 (2C)
Spermine (2B)
TCN-201 (2A)
AP5
Glycine
Glutamate
7-CK/5,7-DCK
D-cycloserine
QNZ46 (2C/2D)
H+
CIQ (2C/2D)
Mg2+
PCP
MK-801
Memantine
Ketamine

14 | June 2021

APTINYX

NMDA receptors are key targets for numerous CNS disorders with high unmet medical need June 2021 15 Representing vast commercial opportunity for Aptinyx product candidates Fibromyalgia Up to 15 million People affected in the United States PTSD > 8.5 million Painful DPN ~ 7.5 million Cognitive Impairment in Parkinson’s and Dementia with Lewy Bodies ~1.4 million

Chronic Pain Franchise: NYX-2925 for Painful Diabetic Peripheral Neuropathy (DPN) & Fibromyalgia June 2021 16

Seeking to address centralized chronic pain conditions through novel NMDA receptor modulation Central processing abnormalities are present in chronic pain conditions Some pain conditions are believed to be primarily centralized pain conditions – e.g., fibromyalgia, phantom limb pain NYX-2925 is designed to enhance plasticity processes to address chronic, centralized pain associated with numerous conditions – e.g., fibromyalgia, chronic painful DPN, chronic OA pain, PHN, chronic low-back pain, chemotherapy-induced neuropathic pain TIME PERIPHERAL PROCESSES e.g., inflammation, nerve injury CENTRAL PROCESSES e.g., plasticity, receptor changes, shifts in processing regions June 2021 17

Mechanism of NYX-2925 targets aberrant centralized pain processing in chronic pain conditions

NORMAL PAIN PROCESSING



Brain
Descending pathways
Ascending pathways
Nociception
Spinal cord

1. Stimulus sensed by peripheral nerve
2. Impulses depolarize the dorsal horn, increasing Ca2+ in neurons, causing release of neurotransmitters
3. Signal is sent to the brain via ascending path and perceived as pain
4. The descending pathway carries impulses back to the dorsal horn

ABERRANT CENTRALIZED PAIN PROCESSING



Altered pain processing in the brain
Brain
Decreased descending inhibition
Descending pathways
Ascending pathways
Nociception
Spinal cord

1. Hyper-sensitivity and overactive nerves in the periphery
2. Functional and processing changes in the brain
3. Decreased descending inhibition leading to increased pain perception—even in the absence of harmful stimuli

18 | June 2021

APTINYX

June 2021 19 Fibromyalgia is one of the most common chronic pain conditions Painful DPN is one of the most common complications among patients suffering from diabetes, estimated to affect up to 30% of patients • Both are substantial market opportunities with no adequate therapeutic options Current treatments include antiepileptics, antidepressants, and opioids • All of these current treatments have limited efficacy and substantial side effects, including the risk of abuse/addiction Cymbalta® and Lyrica®, approved therapies for both fibromyalgia and painful DPN, each achieved >$5 billion in peak annual sales Fibromyalgia and painful DPN

June 2021 20 Dysregulation of central pain processing is evident in patients with fibromyalgia and painful DPN Representing strong scientific rationale for the potential of NYX-2925 Aberrant processing in fibromyalgia — which can be objectively observed with validated biomarkers — results in pain and other symptoms WHAT IS FIBROMYALGIA? WIDESPREAD PAIN Centralization Time With continued nerve damage and peripheral pain, pain processing in the brain shifts from sensory regions to emotional and learning & memory regions WHAT IS PAINFUL DPN?

Design of completed NYX-2925 Phase 2 neuroimaging biomarker study in patients with fibromyalgia

n=22


MRI
MRI
MRI
MRI
MRI*
Screening Period
Follow-up Period
Day -30
Day 1
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
*MRI at follow-up visit was optional
DAILY PAIN SCORE

- Design optimized for within-patient image evaluation
- Sequence of treatment blinded to patients and raters
- Images blinded and randomized for evaluators
- No change observed on biomarkers from screening to placebo week

Legend:
- Placebo q.d.
- NYX-2925 20 mg q.d.
- NYX-2925 200 mg q.d.

Neuroimaging biomarker changes directly and objectively measure drug activity

21 | June 2021

APTINYX

Phase 2 neuroimaging study results:

NYX-2925 demonstrated significant effects on primary endpoint, validated biomarkers of pain processing

FMRI FINDINGS

- Hyper-connectivity between brain regions is observed in fibromyalgia patients
- NYX-2925 significantly reduced levels of connectivity in the dorsal anterior cingulate cortex (dACC) and the posterior insular cortex (pINS)



PLACEBO
NYX-2925

GLX/^{1}H-MRS* FINDINGS

- Increased Glx levels are associated with higher pain perception
- NYX-2925 reduced Glx levels, leading to pain alleviation



dACC Glx Levels (Resting State)
Mean dACC Glx/tCR
2.3
2.2
2.1
2.0
1.9
1.8
P<0.05
Placebo
20mg NYX-2925



pINS Glx Levels (Post-Evoked Pain)
Mean pIns. Glx/tCr
2.1
2.0
1.9
1.8
P<0.05
Placebo
200mg NYX-2925

* ^{1}H-MRS = Proton magnetic resonance spectroscopy

Notes: *p-values calculated using paired-t test based on individual changes from placebo (week 2) to 20mg (week 4) or 200mg (week 6)*
Error bars reflect standard error of mean
Glx/tCR = glutamate + glutamine normalized over total creatine

Effects on objective biomarkers demonstrated activity on centralized pain processing and were correlated with effects on patient-reported measures

22 | June 2021

APTINYX

Phase 2 neuroimaging study results:

NYX-2925 demonstrated meaningful improvements in patient-reported symptoms of fibromyalgia

PAIN ENDPOINTS		KEY QOL/FUNCTION ENDPOINTS	
Average Daily Pain	Worst Daily Pain	Total FIQR Score*	PROMIS$_{FM}$ Total Fatigue Profile Score**



PBO (Wk 2)
20mg (Wk 4)
200mg (Wk 6)
Follow-Up
Mean Change from Baseline
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
-1.6
-5%
-5%
-19%
-13%
-0.4
-0.5
-1.1
-0.8
p=0.0435 vs. baseline
p=0.0036 vs. baseline
p=0.0027 vs. baseline
p=0.0072 vs. placebo

Average Daily Pain: 19% improvement



PBO (Wk 2)
20mg (Wk 4)
200mg (Wk 6)
Follow-Up
Mean Change from Baseline
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
-1.6
-2%
-3%
-12%
-8%
-0.3
-0.4
-1.0
-0.8
p=0.1477 vs. baseline
p=0.1652 vs. baseline
p=0.0169 vs. baseline
p=0.0360 vs. placebo

Worst Daily Pain: 12% improvement



PBO (Wk 2)
20mg (Wk 4)
200mg (Wk 6)
Follow-Up
Mean Change from Baseline
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
-12.0
-14.0
-4%
-7%
-16%
-0.4
1%
-2.9
-3.8
-9.6
p=0.2380 vs. baseline
p=0.1389 vs. baseline
p=0.0085 vs. baseline
p=0.0135 vs. placebo

FIQR: 16% improvement



PBO (Wk 2)
20mg (Wk 4)
200mg (Wk 6)
Follow-Up
Mean Change from Baseline
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
-7.0
-8.0
0%
0.2
-5%
-9%
1%
0.4
-3.2
-5.4
p=0.8702 vs. baseline
p=0.1500 vs. baseline
p=0.0081 vs. baseline
p=0.0049 vs. placebo

PROMIS$_{FM}$ Fatigue: 9% improvement

Promising activity on patient-reported measures informs ongoing larger Phase 2b study

*Total FIQR reflects composite of Function, Overall Impact, and Symptom domain Scores
**Total Fatigue Profile Score reflects composite of Experience, Social Impact, Motivational Impact, and Cognitive Impact domain Scores
Notes: p-values calculated using paired-t test based on individual changes from baseline to each week or from placebo (week 2) to 200 mg (week 6)
Error bars reflect standard error of mean

23 | June 2021

APTINYX

Phase 2 study findings demonstrate effects on neuroimaging biomarkers and patient-reported outcomes Study results inform follow-up Phase 2b study of NYX-2925 in fibromyalgia patients June 2021 24 NYX-2925 was well tolerated in the study with no SAEs observed Effects on biomarkers demonstrated activity on centralized pain processing NYX-2925 significantly reduced levels of connectivity in the dorsal anterior cingulate cortex (dACC) and the posterior insular cortex (pINS). NYX-2925 significantly reduced glutamate (Glx) levels in the dACC and pINS. Clinically meaningful and statistically significant improvements on pain and functional measures 19% improvement in average daily pain (p=0.0072 vs. PBO) and 12% improvement in worst daily pain (p=0.036 vs. PBO) Endpoints measuring improvements in functioning and quality of life include a 16% improvement in FIQR (p=0.0135 vs PBO) and 12% improvement in PROMIS fatigue score (p=0.0049 vs. PBO) Biomarker effects correlated with effects on patient-reported measures Effects centralized pain processing biomarkers were correlated with pain alleviation, further demonstrating the relevance of the observed activity with NYX-2925 Signal of efficacy on patient- reported measures is highly informative for ongoing larger Phase 2b study Activity observed across a broad dose range on patient-reported outcomes has helped to inform dose and endpoint selection in the on-going Phase 2b study.

Completed first-in-patient Phase 2 study of NYX-2925 in patients with painful DPN

STUDY ELEMENTS

- Primary endpoint: Change in average daily pain on the Numerical Rating Scale **(NRS)**
- Evaluate safety and tolerability of NYX-2925 in a DPN patient population
- Assess the most active dose level across a 20-fold dose range
- Assess activity of NYX-2925 across multiple endpoints relevant to chronic pain
- Identify key patient characteristics to inform inclusion/exclusion criteria for future studies


STUDY ELIGIBILITY EVALUATION
PLACEBO-CONTROLLED, DOUBLE-BLIND, RANDOMIZED TREATMENT
SCREENING & BASELINE
(UP TO 5 WEEKS)
4-WEEK TREATMENT PERIOD
Inclusion/exclusion eligibility
Analgesic washout - Patients were allowed to maintain stable dosing of 1 allowable concomitant analgesic
Enrolled/ Randomized
N=300
Placebo QD (n=72)
NYX-2925 10 mg (n=77)
NYX-2925 50 mg (n=77)
NYX-2925 200 mg (n=74)

Phase 2 study was the first time NYX-2925 was evaluated in patients with painful DPN

25 | June 2021

APTINYX

Phase 2 DPN top-line results: NYX-2925 demonstrated analgesic signal, with greater separation in patients not on concomitant analgesics Efficacy Population Not on Concomitant Analgesic (n=148) Total Efficacy Population (n=300) CHANGE IN AVERAGE DAILY PAIN (PRIMARY EFFICACY ENDPOINT) 25% reduction in pain 0.58-point separation from placebo 50 mg NYX-2925: 24% reduction in pain 0.38-point separation from placebo 50 mg NYX-2925: June 2021 26

Change in Average Daily Pain (Baseline to Week 4) by DPN Duration -1.62 -1.51 -1.77 -1.93 -2.12 -1.26 -1.26 -1.04 -0.72 -0.93 -2.5 -2 -1.5 -1 -0.5 0 ≥ 1 yrs (n=275) ≥ 2 yrs (n=204) ≥ 3 yrs (n=151) ≥ 4 yrs (n=127) ≥ 5 yrs (n=95) Change in NRS (0 - 10) Pain Score from Baseline 50mg Placebo ** * n=46 n=54 n=68 n=68 n=31 n=42 n=26 n=33 n=21 n=22 NYX-2925 demonstrated more pronounced analgesic effects in more chronic patients *P<0.05 VS. PBO **P<0.01 VS. PBO More chronic, advanced DPN population forms the basis for follow-up Phase 2 study currently ongoing Note: Pain reduction by DPN duration is retrospective analysis Advanced DPN – a large and mechanistically relevant population Duration of DPN Diagnosis Change in Avg. Daily Pain Total Efficacy Pop. (N=300) June 2021 27

35% reduction in pain 1.8-point separation from placebo Evidence of greater analgesic activity in Advanced DPN patients provides important inclusion/exclusion criteria learnings for future studies Encouraging and clinically meaningful effects observed in advanced DPN population—with no plateau in four weeks CHANGE IN AVERAGE DAILY PAIN (PRIMARY EFFICACY ENDPOINT) Advanced DPN Pop. Not on Concomitant Analgesic (n=64)* *Retrospective analysis of advanced DPN population includes patients who had DPN for ≥ 4 years Advanced DPN Population (n=127)* 50 mg NYX-2925: 31% reduction in pain 1.2-point separation from placebo 50 mg NYX-2925: June 2021 28

Effect of NYX-2925 in advanced DPN patients was consistent across endpoints in the study *Retrospective analysis of advanced DPN population includes patients who had DPN for ≥ 4 years Pain on Walking: 32% Improvement 1.1-point separation vs. placebo Change in Average Pain on Walking (NRS) Score from Baseline DSIS: 38% Improvement 1.4-point separation vs. placebo Change in Daily Sleep Interference (DSIS) Score from Baseline ADVANCED DPN POPULATION (n=127)* Change in Worst Daily Pain (NRS) Score from Baseline Worst Daily Pain: 26% Improvement 0.93-point separation vs. placebo 50 mg NYX-2925: 50 mg NYX-2925: 50 mg NYX-2925: June 2021 29

Key study findings provide foundation for further development of NYX-2925 for painful DPN Patients with advanced DPN showed the greatest treatment benefit Mechanism of NYX-2925 addresses the increasing central manifestation of pain perception and processing associated with the prolonged chronic pain these patients experience Patients with advanced DPN represented nearly half of the entire study population (n = 127) 50 mg identified as the most active dose level among the three doses tested Evidence of inverted-U-shaped dose response, consistent with previous preclinical and clinical data with this mechanism Improvements were consistent across primary and secondary efficacy endpoints In patients with advanced DPN, effect of 50 mg dose was clinically meaningful in just 4 weeks Week 4 change vs. baseline in average daily pain (on 10-point NRS) = 1.93 points (p<0.0001) Week 4 change vs. placebo in average daily pain (on 10-point NRS) = 1.21 points (p=0.004) Greater separation from placebo observed in patients not taking a concomitant analgesic Separation primarily driven by higher placebo response in patients taking a concomitant pain medication, not reduced analgesic effects of NYX-2925 ~50% of patients were not taking a concomitant analgesic → a study not allowing concomitant analgesic use can likely be recruited Study results inform follow-up Phase 2b study of NYX-2925 in advanced DPN patients NYX-2925 was well tolerated in the study with no SAEs and an overall AE profile comparable to placebo June 2021 30

Phase 2b studies of NYX-2925 in 2 chronic pain indications: fibromyalgia and painful DPN

FIBROMYALGIA

- No concomitant analgesics
- Primary endpoint: Change in average daily pain on the Numerical Rating Scale **(NRS)**
- Other endpoints: Worst daily pain, daily sleep interference, FIQR, PROMIS

12-WEEK TREATMENT PERIOD

N=300
- Placebo QD
- NYX-2925 50 mg QD
- NYX-2925 100 mg QD

PAINFUL DPN

- Advanced DPN population **(4+ years)**
- No concomitant analgesics
- Primary endpoint: Change in average daily pain on the Numerical Rating Scale **(NRS)**
- Other endpoints: Worst daily pain, daily sleep interference, pain on walking

12-WEEK TREATMENT PERIOD

N=200
- Placebo QD
- NYX-2925 50 mg QD

Data from each study expected 1H 2022

31 | June 2021

APTINYX

Favorable tolerability and dose-proportional PK of NYX-2925 observed in 84-subject Phase 1 study Drug is cleared within 24 hours No significant accumulation after 7 daily doses AUC and Cmax are directly proportional to unit dose No impact on AUC in fed vs. fasted state Brain exposure is ample and predictable No drug-related SAEs, even at very high doses ✓ No dissociative side effects ✓ No clinically significant changes in ECGs ✓ No clinically significant changes in laboratory values Doses tested in Phase 2 Effective dose range preclinically SINGLE ASCENDING DOSE PLASMA PK MULTIPLE ASCENDING DOSE PLASMA PK CSF CONCENTRATION NYX-2925 EXHIBITS FAVORABLE TOLERABILITY AND PK PROPERTIES: June 2021 32

Development summary of NYX-2925 for painful DPN and fibromyalgia ✓ CLEAR PRECLINICAL ACTIVITY – robust, long-lasting effects seen across various models of neuropathic pain ✓ COMPLETED THREE PHASE 1 STUDIES – favorable tolerability, PK, and CNS exposure observed, as well as evidence of activity and NMDA pathway engagement ✓ COMPLETED TWO PHASE 2 STUDIES – Activity on biomarkers of centralized pain processing, as well as evidence of treatment benefit in both indications TWO ONGOING PHASE 2B STUDIES – Conducting 12- week Phase 2b studies in both painful DPN and fibromyalgia to assess change in daily pain scores June 2021 33

Psychiatry Franchise: NYX-783 for Post-Traumatic Stress Disorder (PTSD) June 2021 34

50-66% also battle simultaneous addiction to alcohol and drugs Numerous causes of PTSD Elevated suicide rates among PTSD sufferers June 2021 35 PTSD Estimated lifetime prevalence of 6.8% ONLY 2 approved therapies both approved 20+ years ago Car accidents War combat Criminal assault Natural disaster Sexual trauma ~20 veterans or service members die from suicide daily

Differentiated approach to targeting PTSD: Addressing the underlying learning & memory dysfunction

CURRENT APPROACHES
Target symptoms

- **ANTIDEPRESSANTS**
  - Mood
- **ANXIOLYTICS**
  - Severe anxiety-related complications
- **HYPNOTICS**
  - Nightmares
  - Sleep disturbances

OUR APPROACH
Targets underlying dysfunction in extinction learning processes



Extinction learning (over time)
Deficit of normal extinction learning
NYX-783 target
Trauma
Stress
Trigger (non-harmful)
Traumatic memory
Prefrontal cortex hypofunction
Lack of cortical modulation contributes to adverse response
Reinforcement:
Avoidance behavior
Adverse response (e.g., anxiety or anger)

36 | June 2021

APTINYX

PTSD symptoms and diagnosis characterized by four core symptom clusters captured in the CAPS-5

Arousal & Reactivity	Negative Cognitions & Mood	Intrusions	Avoidance
• Exaggerated startle response • Hypervigilance (always alert, on guard) • Irritability and/or aggressive behavior • Reckless or self-destructive behaviors • Problems with concentration • Sleep disturbances	• Blocking out/not remembering important aspects of trauma • Persistent negative beliefs about oneself, others, the world • Distorted sense of blame • Persistent negative emotions (fear, horror, anger, guilt, shame) • Diminished interest/participation in previously enjoyable activities • Feeling detached or estranged from others • Persistent inability to experience positive emotions	• Recurrent intrusive memories • Negative flashbacks or dissociative reactions • Traumatic nightmares • Intense psychological distress and reminders of trauma • Intense physiological distress	• Withdrawal from situations, thoughts, events, people, conversations, places, objects, etc. that invoke distressing memories, thoughts, or feelings

NYX-783 preclinical data particularly support potential effects across these symptom clusters

Secondary symptoms typically resolved downstream

Along with these symptom clusters, a diagnosis of PTSD typically requires:

- Symptoms for ≥ 1 month
- Symptoms cause impairment in important areas of function

37 | June 2021

APTINYX

Significantly improves negative mood/affect in Porsolt forced swim model Demonstrates robust enhancement of total sleep, non-REM sleep, and REM sleep in sleep-deprivation model Demonstrates activity in Novel Object Recognition model, enhancing recognition memory Enhances extinction of alcohol-seeking behavior in Alcohol Use Disorder model – REPRESENTS POTENTIAL ADDITIONAL INDICATION Rapid, robust, and enduring effects in conditioned fear and extinction learning models in rats Preclinical work demonstrates that NYX-783 has the potential to address the diverse symptomatology of PTSD PTSD Fear Extinction Mood Sleep Cognition Alcohol Abuse June 2021 38

Compelling proof-of-concept study completed with clinically meaningful improvements observed across endpoints 39 June 2021 Large proportion of patients achieved a clinically meaningful response with 4 weeks of treatment Consistent improvements observed on CAPS-5 symptom cluster scores Improvements observed on CAPS-5 Total score compare favorably with currently used PTSD therapies Favorable tolerability profile with no drug-related SAEs Significant improvements on CAPS-5 Total score when adjusting for patients’ time since trauma

Phase 2 PTSD Study Design June 2021 CAPS-5(Clinician Administered PTSD Scale – DSM 5th Edition) | DSM-5 (Diagnostic and Statistical Manual of Mental Disorders) | PBO (placebo) *160 subjects randomized in total. 7 were under a prior protocol version which included a weekly dose; therefore, those 7 subjects are not included in the analysis population. 40 Key Study Elements Moderate to severe PTSD patients Enrolled patients encompassed a variety of trauma types Sequential Parallel Comparison Design (SPCD) used to reduce potential high placebo response No patient received more than 4 weeks of NYX-783 in the study Pre-Specified Primary Objective: To assess efficacy of NYX-783 in a PTSD population using CAPS-5 total score and CAPS-5 symptom cluster scores PHASE 2 STUDY IN PTSD Combined for primary efficacy analysis 3:2:2 3:2:2 Double-blind, Randomized, Parallel Design Placebo Non-Responder Stage 40

NYX-783 50 mg exhibited consistent effects across endpoints in Stage 1

- Evidence of dose response with 50 mg demonstrating more consistent effects in Stage 1
- Mechanistically coherent effects on Arousal & Reactivity and Negative Cognitions & Mood
- Consistency across clinician- and patient-reported measures

Promising effects guide design of next study, expected to be registrational in nature

	Stage 1 (4 weeks) ITT Population — MMRM LSM (SE) Change from Baseline Randomized, Parallel Design Portion			Stage 2 (4 weeks) ITT - PBO Non-Responders — MMRM LSM (SE) Change from New Baseline Following 4 Weeks of Placebo in Stage 1			Combined Stage 1 + Stage 2 p-value vs. Placebo	
	Placebo	NYX-783 50 mg	NYX-783 10 mg	Placebo	NYX-783 50 mg	NYX-783 10 mg	NYX-783 50 mg	NYX-783 10 mg
	N=103	N=26	N=24	N=20	N=13	N=11		
Primary Efficacy Endpoints [MMRM LSM (SE)]								
CAPS-5 Total *p-value vs. placebo*	-13.4 (1.06)	-15.7 (2.24) *p=0.173*	-11.6 (2.19) *p>0.2*	-5.8 (2.41)	-7.3 (3.03) *p>0.2*	-8.1 (3.08) *p>0.2*	*p>0.2*	*p>0.2*
CAPS-5: Arousal & Reactivity *p-value vs. placebo*	-2.7 (0.28)	-4.1 (0.61) *p=0.019*	-3.5 (0.59) *p=0.118*	-0.9 (0.74)	-1.9 (0.92) *p>0.2*	-2.5 (0.93) *p=0.096*	*p=0.071*	*p=0.086*
CAPS-5: Negative Cognitions & Mood *p-value vs. placebo*	-4.2 (0.5)	-5.7 (1.05) *p=0.096*	-3.4 (1.04) *p>0.2*	-1.8 (1.04)	-2.0 (1.29) *p>0.2*	-2.1 (1.33) *p>0.2*	*p=0.189*	*p>0.2*
CAPS-5: Intrusion *p-value vs. placebo*	-4.4 (0.35)	-4.3 (0.75) *p>0.2*	-3.7 (0.72) *p>0.2*	-2.2 (0.82)	-2.8 (1.02) *p>0.2*	-2.2 (1.02) *p>0.2*	*p>0.2*	*p>0.2*
CAPS-5: Avoidance *p-value vs. placebo*	-1.8 (0.21)	-2.2 (0.44) *P>0.2*	-1.4 (0.44) *p>0.2*	-0.8 (0.44)	-0.5 (0.55) *p>0.2*	-1.6 (0.55) *p=0.124*	*p>0.2*	*p>0.2*
Secondary Efficacy Endpoints [MMRM LSM (SE)]								
PCL-5 *p-value vs. placebo*	-16.5 (1.44)	-20.1 (3.07) *p=0.144*	-16.2 (2.99) *p>0.2*	-4.7 (2.68)	-5.6 (3.36) *p>0.2*	-8.6 (3.4) *p=0.189*	*p>0.2*	*p>0.2*
HADS-Anxiety *p-value vs. placebo*	-3.0 (0.34)	-4.4 (0.72) *p=0.045*	-4.2 (0.70) *p=0.061*	-1.0 (0.78)	-0.5 (0.97) *p>0.2*	-2.4 (0.97) *p=0.135*	*P>0.2*	*p=0.079*
CGI-S *p-value vs. placebo*	-1.1 (0.10)	*-1.2 (0.21)* *p>0.2*	-1.2 (0.21) *p>0.2*	-0.6 (0.25)	*-0.7 (0.32)* *p>0.2*	-0.8 (0.32) *p>0.2*	*p>0.2*	*p>0.2*

Endpoints in this exploratory study assessed with pre-specified one-sided α of p<0.1, LSM calculated using MMRM

p<0.05 vs. placebo | p<0.1 vs. placebo

CAPS-5 (Clinician Administered PTSD Scale – DSM 5th Edition) | ***MMRM LSM Change*** *(Mixed-effects models for repeated measures – Least Squares Means)* | ***ITT*** *– Intention to Treat* | Analysis as of October 17, 2020

41 | June 2021

APTINYX

NYX-783 exhibited clinically meaningful change from baseline on CAPS-5 Total score

Significantly greater proportion of patients demonstrated ≥ 13-point improvement from baseline

Endpoints in this exploratory study assessed with pre-specified one-sided α of p<0.1, LSM calculated using MMRM

CAPS-5 TOTAL SCORE – ITT Population

MMRM LSM CHANGE FROM BASELINE



Stage 1 - Week 4
-13.4
-11.6
-15.7
Placebo (n=103)
10 mg NYX-783(n=24)
50 mg NYX-783(n=26)
p=0.173 vs placebo

MMRM LSM % CHANGE FROM BASELINE



Stage 1 - Week 4
-35%
-29%
-43%
p=0.105 vs placebo

LSM Change from Stage 2 Baseline – Week 4		
Placebo (n=20)	NYX-783 10 mg (n=11)	NYX-783 50 mg (n=13)
-5.8	-7.3 *p>0.2*	-8.1 *p>0.2*

Combined Stage 1 + Stage 2 p-value vs. Placebo	
NYX-783 10 mg	NYX-783 50 mg
p>0.2	*p=0.212*

LSM % Change from Stage 2 Baseline – Week 4		
Placebo (n=20)	NYX-783 10 mg (n=11)	NYX-783 50 mg (n=13)
-17%	-24% *p>0.2*	-21% *p>0.2*

Combined Stage 1 + Stage 2 p-value vs. Placebo	
NYX-783 10 mg	NYX-783 50 mg
p>0.2	*p=0.191*

CAPS-5 TOTAL SCORE – Clinically Reliable Change

STAGE 1 (WEEK 4)

Proportion of Patients Achieving a ≥ 13-Point Improvement on CAPS-5 Total from Baseline



p=0.01 vs. placebo
74%
43%
45%
Placebo (n=86)
10mg NYX-783 (n=20)
50mg NYX-783 (n=19)

The Reliable Change Index[1] refers to a change in CAPS-5 Total score ≥13 points – indicates clinically meaningful treatment benefit

1. Lee, D.J., et al. (2019, November). Reliable Change Index and Clinically Significant Change margins for the CAPS-5 and PCL-5 among veterans. "Advancements in assessment of DSM-5 PTSD."

CAPS-5 *(Clinician Administered PTSD Scale – DSM 5th Edition)* | ***MMRM LSM*** *(Mixed-effects models for repeated measures – Least Squares Means)* | ***ITT*** *– Intention to Treat* | Analysis as of October 17, 2020

42 | June 2021

APTINYX

Much greater improvement in percent change from baseline with NYX-783 50 mg on CAPS-5 Total, Arousal & Reactivity, and Negative Cognitions & Mood

ITT POPULATION - MMRM LSM % CHANGE FROM BASELINE

CAPS-5 Total



Placebo (n=103)
10 mg NYX-783(n=24)
50 mg NYX-783(n=26)
Stage 1 - Week 4
-35%
-29%
-43%
p=0.105 vs placebo

LSM % Change from Stage 2 Baseline – Week 4		
Placebo (n=20)	NYX-783 10 mg (n=11)	NYX-783 50 mg (n=13)
-17%	-24%	-21%

Combined Stage 1 + Stage 2 p-value vs. Placebo	
NYX-783 10 mg	NYX-783 50 mg
p>0.2	*p=0.161*

CAPS-5 Arousal & Reactivity



Placebo (n=103)
10 mg NYX-783(n=24)
50 mg NYX-783(n=26)
Stage 1 - Week 4
-25%
-31%
-40%
p=0.015 vs placebo

LSM % Change from Stage 2 Baseline – Week 4		
Placebo (n=20)	NYX-783 10 mg (n=11)	NYX-783 50 mg (n=13)
-5%	-26%	-16%

Combined Stage 1 + Stage 2 p-value vs. Placebo	
NYX-783 10 mg	NYX-783 50 mg
p=0.098	***p=0.086***

CAPS-5 Neg. Cognitions & Mood



Placebo (n=103)
10 mg NYX-783(n=24)
50 mg NYX-783(n=26)
Stage 1 - Week 4
-31%
-22%
-43%
p=0.079 vs placebo

LSM % Change from Stage 2 Baseline – Week 4		
Placebo (n=20)	NYX-783 10 mg (n=11)	NYX-783 50 mg (n=13)
-15%	-16%	-14%

Combined Stage 1 + Stage 2 p-value vs. Placebo	
NYX-783 10 mg	NYX-783 50 mg
p>0.2	*p=0.208*

CAPS-5 Intrusions



Placebo (n=103)
10 mg NYX-783(n=24)
50 mg NYX-783(n=26)
Stage 1 - Week 4
-45%
-30%
-49%

LSM % Change from Stage 2 Baseline – Week 4		
Placebo (n=20)	NYX-783 10 mg (n=11)	NYX-783 50 mg (n=13)
-36%	-19%	-41%

Combined Stage 1 + Stage 2 p-value vs. Placebo	
NYX-783 10 mg	NYX-783 50 mg
p>0.2	*p>0.2*

CAPS-5 Avoidance



Placebo (n=103)
10 mg NYX-783(n=24)
50 mg NYX-783(n=26)
Stage 1 - Week 4
-32%
-23%
-31%

LSM % Change from Stage 2 Baseline – Week 4		
Placebo (n=20)	NYX-783 10 mg (n=11)	NYX-783 50 mg (n=13)
-22%	-38%	-14%

Combined Stage 1 + Stage 2 p-value vs. Placebo	
NYX-783 10 mg	NYX-783 50 mg
p>0.2	*p>0.2*

43 | June 2021

CAPS-5 *(Clinician Administered PTSD Scale – DSM 5th Edition)* | ***MMRM LSM Change*** *(Mixed-effects models for repeated measures – Least Squares Means)* | ***ITT*** *– Intention to Treat* | Analysis as of October 17, 2020

June 2021 44 Observed changes from baseline to week 4 on CAPS-5 Total score in-line with observed changes for therapies currently used to treat PTSD ++Only Sertraline and Paroxetine are approved by the FDA for use in PTSD – All other therapies listed are used off-label or are currently in development *Week 4 and week 12 % changes calculated based on published change from baseline as % of published baseline values **Week 4 data not published for fluoxetine in Martenyi study ^Brofaromine and placebo changes from Baker et al. study reflect change from baseline at week 10 (for week 12 values) Sertraline++ (Brady, 2000) Paroxetine++ (Marshall, 2001) Venlafaxine (Davidson, 2006) Fluoxetine** (Martenyi, 2002) Sertraline++ (Davidson, 2001) Paroxetine++ (Tucker, 2001) Venlafaxine (Davidson, 2006) Quetiapine (Villarreal, 2016) PUBLISHED, RANDOMIZED, DOUBLE-BLIND, PLACEBO-CONTROLLED PTSD STUDIES WITH N≥80 Brofaromine^(Baker, 1995) 35% 0% 20% 40% 60% 80% Percent Reduction from baseline on CAPS Placebo Arm Fluoxetine** (Martenyi, 2007) Aptinyx NYX-783 Study Placebo – Week 4* Placebo – Week 12* Approved therapies High placebo response at week 4 43% 0% 20% 40% 60% 80% Percent Reduction from baseline on CAPS Active Treatment Arm Active – Week 4* Active – Week 12* NYX-783 50mg week 4

Final design of Phase 2b program following Type C meeting with FDA

KEY STUDY ELEMENTS – BOTH STUDIES

- ~300 patients - Civilian and military PTSD
- 10 weeks of daily treatment
- Randomized, parallel, double-blind design
- No concomitant PTSD pharmacotherapies (SSRIs)
- Primary endpoint: **CAPS-5 Total score**
- Key secondary endpoints: CAPS-5 Symptom Cluster scores, responder rates

Study 1 – 50mg vs. Placebo

10-WEEK TREATMENT PERIOD

R N≈300

Placebo QD

NYX-783 50 mg QD

Study 1 expected to commence 4Q 2021

Study 2 – 150mg vs. Placebo

10-WEEK TREATMENT PERIOD

R N≈300

Placebo QD

NYX-783 150 mg QD

Study 2 expected to commence 1Q 2022

45 | June 2021

APTINYX

Results from Phase 2 exploratory study support advancing NYX-783 into registration-supportive studies in PTSD Study results inform final design of Phase 2b and future development path of NYX-783 in PTSD. June 2021 46 NYX-783 was well tolerated in the study with no drug-related SAEs and an overall AE profile comparable to placebo Clear dose response: 50mg dose demonstrated better effect than 10mg dose NYX-783 50 mg demonstrated better effect than 10 mg across endpoints in stage 1, and also showed a much stronger responder rate. Clinically meaningful results observed on numerous efficacy endpoints with only 4 weeks of treatment 4.1-point reduction from baseline with 50mg on Arousal & Reactivity in stage 1 (p<0.1), 5.7-point reduction from baseline with 50mg on Negative Cognitions & Mood in stage 1 (p<0.1). Significantly greater proportion of patients demonstrated meaningful response to 50mg compared to placebo In the 50mg dose, 74% of patients demonstrated a Clinically Reliable Change (>13-point improvement from baseline in Stage 1) vs. 43% on placebo (p=0.01) Overall improvement in-line with that observed with approved therapies at 8 or 12 weeks A 15.7-point reduction (43%) from baseline for the 50mg dose on CAPS-5 total score is a strong treatment effect in just four weeks and in-line with effects observed in 8- to 12-week pivotal studies for approved agents. Demonstrated potential for NYX- 783 to be a transformative therapy in an extremely underserved patient population

Favorable tolerability and dose-proportional PK of NYX-783 observed in 70-subject Phase 1 study NYX-783 50 mg PO SINGLE ASCENDING DOSE PLASMA PK MULTIPLE ASCENDING DOSE PLASMA PK CSF CONCENTRATION Predictable and dose-proportional PK Cleared from plasma in 24 hours No significant accumulation with repeat dosing No apparent impact on AUC in “fed” state Ample, predictable brain exposure No SAEs at any dose tested NYX-783 EXHIBITS FAVORABLE TOLERABILITY AND PK PROPERTIES: June 2021 47

Development summary of NYX-783 for PTSD June 2021 ✓ CLEAR PRECLINICAL ACTIVITY in fear extinction and other psychiatric models ✓ FAVORABLE TOLERABILITY, PK, AND CNS EXPOSURE demonstrated in completed Phase 1 study in humans ✓ COMPLETED PHASE 2 STUDY – NYX-783 exhibited symptom reduction and demonstrated a favorable safety profile ✓ FDA MEETING – Following Type C meeting with FDA on April 29, 2021, finalized design for Phase 2b program INITIATION OF PHASE 2B CLINICAL PROGRAM EXPECTED IN 4Q 2021 – Expect to initiate Study 1 (50mg vs. placebo) in 4Q 2021 and Study 2 (150mg vs. placebo) in 1Q 2022 48

Neurology Franchise: NYX-458 for Cognitive Associated with Parkinson’s Disease and Dementia with Lewy Bodies June 2021 49

50 Cognitive impairment in Parkinson’s disease and dementia with Lewy bodies (together referred to as Lewy body dementia) 1 therapy approved to date, Exelon®, which has demonstrated limited benefit in patients June 2021 ~1.4 million people suffering from Lewy body dementia in the United States 15–20% of U.S. dementia cases classified as Lewy body dementia 50% of Parkinson’s patients suffer from cognitive impairment

NYX-458 enhances NMDA receptor activity and has the potential to address cognitive impairment in α-synuclein disorders Alpha-synuclein increases in Parkinson’s disease and dementia with Lewy bodies result in decreased NMDAr activity CLEAR MECHANISTIC RATIONALE Parkinson’s disease and dementia with Lewy bodies share a common disease pathology α-synuclein build-up has been implicated as a causal factor for cognitive impairment Increases in α-synuclein levels result in decreased NMDA receptor expression and activity NMDA receptor activation may play a role in normalizing brain function in patients affected by α-synuclein disorders PARKINSON’S DISEASE & LEWY BODY DEMENTIA PATHOLOGY June 2021 51 Progression of Lewy Body Dementia Alpha-synuclein Reduces NMDA Receptor Expression and Activity Danaghy et al., 2014 Durante et al., 2019

NYX-458 exhibits clear pro-cognitive activity in preclinical models, including translatable non-human primate model of Parkinson's disease

VARIABLE DELAYED RESPONSE (VDR)



Healthy primates
Stable MPTP-induced deficit
Effects following single dose of NYX-458
Delay Length
2 Seconds
5 Seconds
10 Seconds
25-40 Seconds
35-50 Seconds
Attention
Memory
Percent Correct Responses
100
90
80
70
60
50
40
Random chance probability
Single dose NYX-458
Task training
MPTP* dosing
No MPTP dosed
Original Baseline (Healthy)
1
2
3
Post-Vehicle
1
6
11
15
21
Months Following MPTP Dosing
Days Following Single Dose NYX-458 (0.03mg/kg)

- Activity observed across cognitive domains
- Recovered effects after re-induced impairment
- Sustained effects with repeat dosing
- Effects lasted ~3 months after final dose
- NYX-458 did not worsen motor symptoms or interfere with L-Dopa

*MPTP is a neurotoxin employed to deplete dopamine-related neural cells -- similar to the way Parkinson's disease does in humans
Note: Chronic low dosing of MPTP used to induce cognitive deficits without inducing parkinsonian-like motor impairment

52 | June 2021

APTINYX

Favorable tolerability and dose-proportional PK of NYX-458 observed in 62-subject Phase 1 study SINGLE ASCENDING DOSE PLASMA PK MULTIPLE ASCENDING DOSE PLASMA PK CSF CONCENTRATION NYX-458 10 mg PO Predictable and dose-proportional PK Cleared from plasma in 24 hours No meaningful accumulation with repeat dosing Ample, predictable brain exposure No SAEs at any dose tested NYX-458 EXHIBITS FAVORABLE TOLERABILITY AND PK PROPERTIES: June 2021 53

Phase 2 exploratory study of NYX-458 in cognitive impairment associated with Parkinson's disease and dementia with Lewy bodies

STUDY ELEMENTS

- Patients with cognitive impairment associated with Parkinson's disease and dementia with Lewy bodies
- Randomized, double-blind, parallel-design study evaluating NYX-458 against placebo
- 12-week double-blind treatment period
- Primary objective is to evaluate the safety, tolerability, and cognitive benefits of NYX-458
- Computerized battery of neurocognitive tests focused on attention, working memory, and executive function


STUDY ELIGIBILITY EVALUATION
PLACEBO-CONTROLLED, DOUBLE-BLIND, RANDOMIZED TREATMENT
SCREENING & BASELINE
(UP TO 4 WEEKS)
12-WEEK TREATMENT PERIOD
50-85 years of age
PD-MCI, PDD, DLB, MCI-LB
CGI-S at least 3 (mildly impaired)
Subjective cognitive complaints
MOCA 15-25
Enrolled/
Randomized
N=100
Placebo QD
NYX-458 30 mg

Data from exploratory Phase 2 study expected 2H 2022

54 | June 2021

APTINYX

Development summary of NYX-458 for cognitive impairment in Parkinson’s disease and dementia with Lewy bodies ✓ CLEAR PRECLINICAL ACTIVITY in numerous rodent models ✓ REVERSAL OF COGNITIVE DEFICITS in translatable non-human primate model of Parkinson’s disease ✓ COMPLETED PHASE 1 STUDY – favorable tolerability, PK, and CNS exposure demonstrated in humans EXPLORATORY PHASE 2 STUDY UNDERWAY – results from this exploratory study will inform next steps in development 55 June 2021

Supported by strong cash position with multiple upcoming catalysts across programs Data readout from Phase 2b fibromyalgia study – 1H 2022 Data readout from Phase 2b painful DPN study – 1H 2022 NYX-2925 in CHRONIC PAIN NYX-458 in COGNITIVE IMPAIRMENT Data readout from Phase 2a Parkinson’s disease and dementia with Lewy bodies cognitive impairment study – 2H 2022 Cash and Cash Equivalents: Approximately $147 million as of March 31, 2021 – expected to provide operational runway into 2023 NYX-783 in PTSD June 2021 Phase 2b study (50mg) initiation – 4Q 2021 56 Phase 2b study (150mg) initiation – 1Q 2022

NMDA receptors have been implicated in the pathophysiology of a variety of neurological and psychiatric disorders 57 Alzheimer’s Disease Depression Bipolar Disorder Substance Abuse Autism Spectrum Disorders Schizophrenia Cerebral Ischemia Huntington’s Disease Traumatic Brain Injury Anti-NMDAR Encephalitis Potential for substantial future value creation in numerous other CNS indications June 2021